Exhibit 4.1

DELAWARE SEAL MARCH 11, 2004 CORPORATE DOUGLAS DYNAMICS, INC. THIS CERTIFIES THAT is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF DOUGLAS DYNAMICS, INC. CUSIP 25960R 10 5 SEE REVERSE FOR CERTAIN DEFINITIONS COMMON STOCK COMMON STOCK DOUGLAS DYNAMICS, INC. transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: S H A R E S N U M B E R CHIEF FINANCIAL OFFICER AND SECRETARY PRESIDENT AND CHIEF EXECUTIVE OFFICER INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE DD COUNTERSIGNED AND REGISTERED: REGISTRAR AND TRANSFER COMPANY (Cranford, NJ) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM TEN ENT JT TEN as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Shares Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated X X THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. NOTICE: Signature(s) Guaranteed By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE. Signature(s):